ING FUNDS TRUST

ING Institutional Prime Money Market Fund

Supplement dated February 23, 2009

to the Institutional Class (“Class I”) and Institutional Service Class (“Class IS”)

Prospectus dated July 31, 2008

Effective February 25, 2009, Class I and Class IS shares of ING Institutional Prime Money Market Fund (“IPMMF”) are closed to new investment.  The Prospectus is hereby revised as follows:

1.             The following is added at the end of the section entitled “ING Institutional Prime Money Market Fund — Principal Investment Strategies” on page 2 of the Class I and Class IS Prospectus:

The Fund is closed to new investors except for those situations set forth in the “Shareholder Guide” section of this Prospectus.

2.             The following is added to the end of the section entitled “Shareholder Guide — How To Purchase Shares — ING Purchase Options — Purchase of Shares” on page 5 of the Class I and Class IS Prospectus:

Effective February 25, 2009, Class I and Class IS shares of the IPMMF are closed to new investment except for the following (1) the common shares of the IPMMF may be purchased through the reinvestment of dividends issued by the Fund; (2) the common shares of the IPMMF may be purchased by the existing shareholders who were invested in IPMMF on or about February 25, 2009 or on such other date as determined by the officers of IPMMF to be appropriate; and (3) orders for purchases of shares from existing and future series of the ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE